SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 14, 2003

La Jolla Pharmaceutical Company

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-24274 (Commission File Number)	33-0361285 (IRS Employer Identification No.)

6455 Nancy Ridge Drive, San Diego, California (Address of Principal Executive Offices)	92121 (Zip Code)

Registrant’s telephone number, including area code:	(858) 452-6600

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Required FD Disclosure.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 5. Other Events and Required FD Disclosure.

                   On November 14, 2003, La Jolla Pharmaceutical Company (the “Company”) issued a press release announcing that it had been selected to be added to the NASDAQ Biotechnology Index effective November 24, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

                   On November 17, 2003, the Company issued a press release announcing that Matthew Linnik, Ph.D., the Company’s Chief Scientific Officer and Executive Vice President of Research, and two of the Company’s principal investigators, presented analyses showing associations between changes in levels of antibodies to double-stranded DNA and the relative risk of renal flare in the Company’s Phase 2/3 and Phase 3 trials of Riquent(TM) at the American Society of Nephrology Annual Meeting. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

              (c) Exhibits. The following exhibits are filed with this report on Form 8-K:

Exhibit
Number	Description of Exhibit

99.1	Press Release announcing that the Company has been selected to be added to the NASDAQ Biotechnology Index

99.2	Press Release announcing that the Company presented at the American Society of Nephrology Annual Meeting

SIGNATURES

                   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LA JOLLA PHARMACEUTICAL COMPANY

Date: November 17, 2003	By:	/s/ Gail A. Sloan

Gail A. Sloan Senior Director of Finance and Controller

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit

99.1	Press Release announcing that the Company has been selected to be added to the NASDAQ Biotechnology Index

99.2	Press Release announcing that the Company presented at the American Society of Nephrology Annual Meeting